Rule 424(b)(3)
File No. 333______

OVERSTAMP:  Effective May
24, 2011, RollsRoyce
Holdings plc assumed the
Deposit Agreement and the
American Depositary Shares
represent ordinary shares of
RollsRoyce Holdings plc.


No.

AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents five (5)
Deposited Securities)

THE BANK OF NEW YORK MELLON
AMERICAN DEPOSITARY RECEIPTS
FOR ORDINARY SHARES OF
ROLLSROYCE GROUP plc
(INCORPORATED UNDER THE LAWS
OF ENGLAND AND WALES)
The Bank of New York Mellon
as depositary (hereinafter
called the Depositary),
hereby certifies that


     , or registered assigns
IS THE OWNER OF


AMERICAN DEPOSITARY SHARES

representing deposited
ordinary shares (herein
called Shares) of RollsRoyce
Group plc, incorporated
under the laws of England
(herein called the Company).
 At the date hereof, each
American Depositary Share
represents five (5) Shares
deposited under the deposit
agreement at the London,
England office of The Bank
of New York Mellon (herein
called the Custodian).  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
 Its Corporate Trust Office
is located at 101 Barclay
Street, New York, N.Y.
10286, and its principal
executive office is located
at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286



1.	THE DEPOSIT AGREEMENT.
This Depositary Receipt is
one of an issue (herein
called Receipts), all issued
and to be issued upon the
terms and conditions set
forth in the deposit
agreement, dated as of May
15, 1990, as amended and
restated as of December 29,
2009 (herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Owners
and holders from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees
to become a party thereto
and become bound by all the
terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and holders
of the Receipts and the
rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and
cash from time to time
received in respect of such
Shares and held thereunder
(such Shares, securities,
property, and cash are
herein called Deposited
Securities).  Copies of the
Deposit Agreement are on
file at the Depositarys
Corporate Trust Office in
New York City and at the
office of the Custodian.

The statements made on the
face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement, to
which reference is hereby
made.  Capitalized terms
used, but not defined
herein, have the meaning
ascribed to them in the
Deposit Agreement.

2.	SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES.
Upon surrender at the
Corporate Trust Office of
the Depositary of this
Receipt, and upon payment of
the fee of the Depositary
provided in this Receipt,
and subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof
is entitled to delivery, to
him or upon his order, of
the Deposited Securities at
the time represented by the
American Depositary Shares
for which this Receipt is
issued.  Delivery of such
Deposited Securities may be
made by the delivery of
certificates in the name of
the Owner hereof or as
ordered by him or by the
delivery of certificates
endorsed or accompanied by
proper instruments of
transfer.  Such delivery
will be made at the option
of the Owner hereof, either
at the office of the
Custodian or at the
Corporate Trust Office of
the Depositary, provided
that the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of
the Depositary shall be at
the risk and expense of the
Owner hereof.

3.	TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS.
The transfer of this Receipt
is registrable on the books
of the Depositary at its
Corporate Trust Office by
the Owner hereof in person
or by duly authorized
attorney, upon surrender of
this Receipt properly
endorsed for transfer or ac-
companied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes
and the fees and expenses of
the Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts
into one Receipt,
representing the same
aggregate number of American
Depositary Shares as the
Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery, registration,
registration of transfer,
splitup, combination, or
surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary,
the Custodian, or
coregistrar may require
payment from the presentor
of the Receipt of a sum
sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or
registration fee with
respect thereto (including
any such tax or charge and
fee with respect to Shares
being deposited or
withdrawn) and payment of
any applicable fees as
provided in this Receipt,
may require the production
of proof satisfactory to it
as to the identity and
genuineness of any signature
and may also require
compliance with such regula-
tions, if any, as the
Depositary may establish
consistent with the
provisions of the Deposit
Agreement.

The delivery of Receipts
against deposits of Shares
generally or against
deposits of particular
Shares may be suspended, or
the transfer of Receipts in
particular instances may be
refused, or the registration
of transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed,
or if any such action is
deemed necessary or
advisable by the Depositary
or the Company at any time
or from time to time because
of any requirement of law or
of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement, or for any other
reason.  The surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to
(i) temporary delays caused
by closing the transfer
books of the Depositary or
the Company or the deposit
of Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, (ii) the payment
of fees, taxes and similar
charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the
withdrawal of the Deposited
Securities.    Without
limitation of the foregoing,
the Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares required to be
registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.
The Depositary will use
reasonable efforts to comply
with written instructions of
the Company to not accept
for deposit hereunder any
Shares identified in such
instructions at such time
and under such circumstances
as may reasonably be
specified in such
instructions in order to
facilitate the Companys
compliance with the
Securities laws in the
United States.

4.	LIABILITY OF OWNER FOR
TAXES.  If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented
hereby until such payment is
made, and may withhold any
dividends or other
distributions, or may sell
for the account of the Owner
hereof any part or all of
the Deposited Securities
represented by this Receipt,
and may apply such dividends
or other distributions or
the proceeds of any such
sale in payment of such tax
or other governmental
charge, the Owner hereof
remaining liable for any
deficiency.

5.	WARRANTIES OF
DEPOSITORS.  Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate
therefor are validly issued,
fully paid, nonassessable,
and free of any preemption
rights of the holders of
outstanding Shares and that
the person making such
deposit is duly authorized
so to do.  Every such person
shall also be deemed to
represent that the deposit
of such Shares or sale of
such Receipts by that person
is not restricted under the
Securities Act of 1933.
Such representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.  Any person
presenting Shares for
deposit or any Owner of a
Receipt may be required from
time to time to file such
proof of citizenship or
residence, exchange control
approval, or such
information relating to the
registration on the books of
the Company (or the
appointed agent of the
Company for transfer and
registration of Shares,
which may, but need not be
the Foreign Registrar) of
the Shares presented for
deposit or other
information, to execute such
certificates and to make
such representations and
warranties, as the
Depositary may deem
necessary or proper or as
the Company may require by
written request to the
Depositary or the Custodian.
 The Depositary may withhold
the delivery or registration
of transfer of any Receipt
or the distribution or sale
of any dividend or other
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is
filed or such certificates
are executed to the
Depositarys satisfaction and
to the Companys satisfaction
if the Company so requires.

7.CHARGES OF DEPOSITARY.
The Company agrees to pay
the reasonable fees and
reasonable outofpocket
expenses of the Depositary
and those of any Registrar
only in accordance with
agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present a
reasonably detailed
statement for such charges
and expenses to the Company
once every three (3) months.
The following charges shall
be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance
pursuant to a stock dividend
or stock split declared by
the Company or an exchange
of stock regarding the
Receipts or Deposited
Securities or a delivery of
Receipts pursuant to Section
4.03 of the Deposit
Agreement), or by Owners, as
applicable:  (1) taxes and
other governmental charges,
(2) such registration fees
as may from time to time be
in effect for the
registration of transfers of
Shares generally on the
Share register of the
Company or Foreign Registrar
and applicable to transfers
of Shares to or from the
name of the Depositary or
its nominee or the Custodian
or its nominee on the making
of deposits or withdrawals
under the terms of the
Deposit Agreement, (3) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by
the Depositary in the
conversion of foreign
currency pursuant to Section
4.05 of the Deposit
Agreement, (5) a fee of
$5.00 or less per 100
American Depositary Shares
(or portion thereof) for the
delivery of Receipts
pursuant to Section 2.03,
4.03 or 4.04 of the Deposit
Agreement and the surrender
of Receipts pursuant to
Section 2.05 or 6.02 of the
Deposit Agreement, (6) a fee
of $.02 or less per
Depositary Share (or portion
thereof) for any cash
distribution made pursuant
to the Deposit Agreement,
including, but not limited
to Sections 4.01 through
4.04 of the Deposit
Agreement, and (7) a fee for
the distribution of
securities pursuant to
Section 4.02 of the Deposit
Agreement, such fee being in
an amount equal to the fee
for the execution and
delivery of Receipts
referred to above which
would have been charged as a
result of the deposit of
such securities (for
purposes of this clause 7
treating all such securities
as if they were Shares) but
which securities are instead
distributed by the
Depositary to Owners.
The Depositary may own and
deal in any class of
securities of the Company
and its Affiliates and in
Receipts.

8.PRERELEASE OF RECEIPTS.
Unless requested in writing by
the Company to cease doing so,
the Depositary may,
notwithstanding Section 2.03 of
the Deposit Agreement, execute
and deliver Receipts prior to
the receipt of Shares pursuant
to Section 2.02 of the Deposit
Agreement (PreRelease).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts that have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease
or the Depositary knows that
such Receipts have been
PreReleased.  The Depositary may
receive Receipts in lieu of
Shares in satisfaction of a
PreRelease.  Each PreRelease
will be (a) preceded or
accompanied by a written
representation and agreement
from the person to whom Receipts
are to  be delivered (the
PreReleasee) that the
PreReleasee, or its customer,
(i) owns the Shares or Receipts
to be remitted, as the case may
be, (ii) assigns all beneficial
rights, title and interest in
such Shares or Receipts, as the
case may be, to the Depositary
in its capacity as such and for
the benefit of the Owners, and
(iii) will not take any action
with respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial ownership
(including, without the consent
of the Depositary, disposing of
such Shares or Receipts, as the
case may be), other than in
satisfaction of such PreRelease,
(b) at all times fully
collateralized with cash, U.S.
government securities or such
other collateral as the
Depositary determines, in good
faith, will provide
substantially similar liquidity
and security, (c) terminable by
the Depositary on not more than
five (5) business days notice,
and (d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of Shares not deposited but
represented by Receipts
outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent
(30%) of the Shares deposited
hereunder; provided, however,
that the Depositary reserves the
right to disregard such limit
from time to time as it deems
reasonably appropriate, and may,
with the prior written consent
of the Company, change such
limit for purposes of general
application.  The Depositary
will also set Dollar limits with
respect to PreRelease
transactions to be entered into
hereunder with any particular
PreReleasee on a casebycase
basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to
fulfill its obligations to the
Owners under the Deposit
Agreement, the collateral
referred to in clause (b) above
shall be held by the Depositary
as security for the performance
of the PreReleasees obligations
to the Depositary in connection
with a PreRelease transaction,
including the PreReleasees
obligation to deliver Shares or
Receipts upon termination of a
PreRelease transaction (and
shall not, for the avoidance of
doubt, constitute Deposited
Securities hereunder).
The Depositary may retain for
its own account any compensation
received by it in connection
with the foregoing.

9.	RESTRICTIONS UPON
OWNERSHIP.  (a)  Each Owner
acknowledges and agrees that
(i) so long as the Companys
Memorandum and Articles of
Association (Articles of As-
sociation) limit the
percentage of Foreignheld
Shares (as defined therein)
each Owner is bound by such
limitation (the Limitation),
(ii) Shares held by the
Depositary hereunder are
deemed to be Foreignheld
Shares in accordance with
the Articles of Association
in effect on the date
hereof, and (iii) any
exercise of any discretion
or power by the Company or
the Depositary concerning
the Limitation shall be
final and conclusive and
binding upon each Owner.

(b)	In order to assist the
Depositary in determining
the maximum number of Shares
which may be deposited
hereunder from time to time
without being deemed to be
Foreignheld Shares in excess
of the Limitation (Excess
Shares), whenever there is a
change in the Limitation,
the Company agrees to cause
to be provided to the
Depositary, written
notification of the
Limitation then in effect
and the number of Ordinary
Shares outstanding on the
date of such notification.
Furthermore, upon the
Depositarys written request,
the Company agrees to cause
to be provided to the
Depositary, the number of
Foreignheld Shares recorded,
not earlier than as of the
close of business on the
previous business day, on
the foreign register
maintained by the Company in
accordance with its Articles
of Association.

(c)	In order to reduce the
likelihood that Excess
Shares will be deposited
hereunder (or for any other
reason), the Depositary may
at any time, and upon
direction from the Company
shall, refuse to issue
further Receipts and to
accept any further deposits
of Shares until it
determines that it may
accept further deposits of
Shares. The Depositary shall
notify the Company of any
such refusal, and shall not
commence the acceptance of
further deposits thereafter
except upon the written
consent of the Company.

(d)	If the Depositary
receives a notice
(Limitation Notice) from the
Company stating that the
Depositary holds Excess
Shares and that the Company
requires the transfer of
such Excess Shares to
another person so that such
Excess Shares will cease to
be Foreignheld Shares, then
paragraph (f) of this
Section shall apply.

(e)	In this Section
Depositor means the person
or persons that have
deposited Excess Shares
hereunder as determined in
accordance with the next
sentence of this paragraph
(e).  The Depositary in its
sole discretion shall
identify each Depositor and
determine to what extent the
Depositary has issued
Receipts in connection with
the deposit of Excess
Shares.  Such identification
and determination shall (to
the extent practicable) be
made on the basis of the
most recently received
deposit or deposits of
Shares and the resulting
issuance of Receipts, as
recorded on the books and
records of the Depositary.

(f)	Following the receipt of
a Limitation Notice and
identification of each
Depositor in accordance with
paragraph (e) above, the
Depositary shall, as soon as
reasonably practicable,
determine the number of
Excess Shares attributable
to each Depositor
(Attributable Excess
Shares).  Thereafter the
Depositary shall
immediately:

(i)	Refuse to register any
transfer of a Receipt
registered in the name of
each Depositor which the
Depositary has determined
evidences Excess Shares.

(ii)	Refuse to exercise its
right to vote the Excess
Shares evidenced by Receipts
registered in the name of
each Depositor.

(iii)	Notify each Depositor
in writing of the number of
such Depositors Attributable
Excess Shares and request
that each Depositor deliver
Receipts evidencing such
Attributable Excess Shares
to the Depositary for
cancellation within fifteen
days of the date of such
notice to the Depositor (or
such longer period as may be
agreed by the Depositary and
the Company).  Upon receipt
of such Receipt or Receipts,
the Depositary, as agent of
the Depositor, shall cancel
such Receipt or Receipts
(Cancelled Receipts), sell
the Excess Shares which are
evidenced by such Cancelled
Receipts on the London Stock
Exchange, and remit the
proceeds of the sale to the
Depositor, net of the
Depositarys cancellation
fees and any outofpocket
expenses incurred by the
Depositary in connection
therewith.

In the event that each
Depositor does not deliver
Receipts evidencing the
number of such Depositors
Attributable Excess Shares
for cancellation within
fifteen days (or such longer
period as may be agreed by
the Depositary and the
Company) as requested in the
notice sent by the
Depositary, the Depositary,
as agent for the Company,
shall:

(a)	If such Depositor has
any Receipt or Receipts
registered in its name, (i)
cancel such Receipt or
Receipts in inverse order of
time of issue (to the extent
necessary so that the number
of Shares represented by
Cancelled Receipts equals or
exceeds the number of such
Depositors Attributable
Excess Shares) and (ii)
issue a new Receipt in such
Depositors name evidencing a
number of Shares equal to
the excess, if any, of (A)
the aggregate number of
Shares evidenced by the
Cancelled Receipts over (B)
the number of Attributable
Excess Shares pursuant to
the first sentence of this
paragraph (f) above.

(b)	If and to the extent
that the number of such
Depositors Attributable
Excess Shares exceeds the
number of Shares represented
by Cancelled Receipts,
purchase, for the account
and at the expense of such
Depositor, Receipts
(Purchased Receipts)
evidencing the number of
outstanding Attributable
Excess Shares and cancel
such Purchased Receipts;

(c)	sell the Excess Shares
which are evidenced by such
Cancelled Receipts or
Purchased Receipts, as the
case may be, on the London
Stock Exchange;

(d)	credit to such Depositor
the proceeds of such sales,
net of the purchase price of
such Purchased Receipts and
the Depositarys cancellation
fees for such Cancelled and
Purchased Receipts and any
outofpocket expenses
incurred by the Depositary
in connection with such
sale.

Notwithstanding any
provision to the contrary in
this paragraph (f), upon
withdrawal of a Limitation
Notice and receipt of
written consent by the
Company, the Depositary
shall discontinue any
actions taken pursuant to
this paragraph (f), with
respect to such Limitation
Notice.


(g)	If as a result of taking
any action described in
paragraph (f) hereof, there
exists a deficit in any
Depositors account not
promptly reimbursed by such
Depositor to the Depositary,
the Company agrees that
Section 5.8 of the Deposit
Agreement shall apply with
respect to such unreimbursed
deficit.

(h)	At the Companys expense,
the Depositary will cooper-
ate in forwarding to Owners,
Depositors or to the
Company, as the case may be,
communications relating to
the application of the
provisions of Section 3.04
of the Deposit Agreement.

(i)	Subject to Sections 5.02
and 5.03 of the Deposit
Agreement, neither the
Company nor the Depositary
shall be subject to any
liability to any Owner by
reason of the Depositarys
failure to take action
described in Section 3.4(c)
of the Deposit Agreement or
by reason of any
determination by the Company
described in said Section
3.04(c) of the Deposit
Agreement.

(j)	The provisions of
Section 3.04 of the Deposit
Agreement (other than those
set forth in Section 3.04(c)
of the Deposit Agreement)
shall only be applicable to
the extent that Shares held
by the Depositary hereunder
are deemed to be Foreignheld
Shares in accordance with
the Companys Articles of
Association.

(k)	The Depositary shall
enter into written
agreements with each person
depositing Shares hereunder
such that each such person
shall be bound by the
provisions of Section 3.4 of
the Deposit Agreement.

10.	DISCLOSURE OF INTERESTS.
 Notwithstanding any other
provision of the Deposit
Agreement and without
prejudice to the disclosure
obligations in respect of
the Shares contained in the
Companies Act 1985 and any
other applicable law or
which may be contained in
the Memorandum and Articles
of Association of the
Company and the remedies of
the Company for
noncompliance therewith,
each Owner agrees to comply
with requests from the
Company or the Depositary
which are made under
relevant legislation to
provide information, inter
alia, as to the capacity in
which such Owner owns
Receipts and regarding the
identity of any other person
having an interest in such
Receipts and the nature of
such interest and shall
forfeit the right to direct
the voting of Shares as to
which compliance is not
made, all as if such
Receipts were to the extent
practicable the Shares
represented thereby, and the
Depositary agrees to use its
reasonable efforts to comply
with any instructions
received from the Company
requesting that the
Depositary take the
reasonable actions specified
therein to obtain such
information.

11.	TITLE TO RECEIPTS.
Title to this Receipt when
properly endorsed or
accompanied by properly
executed instruments of
transfer, is transferable by
delivery with the same
effect as in the case of a
negotiable instrument,
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in
whose name this Receipt is
registered on the books of
the Depositary as the
absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to
any notice provided for in
the Deposit Agreement or for
all other purposes.

12.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits
under the Deposit Agreement
or be valid or obligatory
for any purpose, unless this
Receipt shall have been
executed by the Depositary
by the manual signature of a
duly authorized signatory
or, if a Registrar shall
have been appointed, by the
manual signature of a duly
authorized officer of the
Registrar.

13.	REPORTS; INSPECTION OF
TRANSFER BOOKS.  The Company
publishes information in English
required to maintain the
exemption from registration
under Rule 12g32(b) under the
Securities Exchange Act of 1934
on its Internet web site or
through an electronic
information delivery system
generally available to the
public in its primary trading
market.  The Companys Internet
web site address is
www.ir.rollsroyce.com.

The Depositary will, unless
otherwise instructed by the
Company, make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports and
communications, including
any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary
as the holder of the
Deposited Securities and (b)
made generally available to
the holders of such
Deposited Securities by the
Company.  The Depositary
will also send to Owners of
Receipts copies of such
reports when furnished by
the Company pursuant to the
Deposit Agreement.

The Depositary will keep
books for the registration
of Receipts and transfers of
Receipts which at all
reasonable times shall be
open for inspection by the
Owners of Receipts, provided
that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of
a business or object other
than the business of the
Company or a matter related
to the Deposit Agreement or
the Receipts.

14.	DIVIDENDS AND
DISTRIBUTIONS.  Whenever the
Depositary receives any cash
dividend or other cash
distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in a
foreign currency can in the
judgment of the Depositary
be converted on a reasonable
basis into United States
dollars transferable to the
United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars
and will distribute the
amount thus received to the
Owners of Receipts entitled
thereto, provided, however,
that in the event that the
Company or the Depositary is
required to withhold and
does withhold from any cash
dividend or other cash
distribution in respect of
any Deposited Securities an
amount on account of taxes,
the amount distributed to
the Owners of Receipts for
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

Whenever the Depositary
receives any distribution
other than cash or Shares
upon any Deposited
Securities, the Depositary
will cause the securities or
property received by it to
be distributed to the Owners
of Receipts entitled
thereto, in any manner that
the Depositary may deem
equitable and practicable
for accomplishing such
distribution; provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for
any other reason the
Depositary deems such
distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and
practicable for the purpose
of effecting such
distribution, including the
sale, at public or private
sale, of the securities or
property thus received, or
any part thereof, and the
net proceeds of any such
sale shall be distributed by
the Depositary to the Owners
of Receipts entitled thereto
as in the case of a
distribution received in
cash.

If any distribution consists
of a dividend in, or free
distribution of, Shares, the
Depositary may and shall if
the Company shall so
request, (i) distribute to
the Owners entitled thereto,
in proportion to the number
of American Depositary
Shares held by them
respectively, additional
Receipts for an aggregate
number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution, each such
Depositary Receipt to
represent the same number of
Shares as theretofore; (ii)
cause each outstanding
Depositary Share thenceforth
to represent, in addition,
the Shares distributed upon
the Deposited Securities
represented thereby; or
(iii) adjust, effective on
the record date fixed
pursuant to the Deposit
Agreement for the payment of
such dividend or free
distribution, the number of
Shares represented by each
Depositary Share, and
distribute to the Owners
entitled thereto additional
Receipts so that, after
giving effect to such
distribution, such Owner
shall hold Receipts for the
number of American
Depositary Shares
representing the number of
Shares equal to the sum of
(a) the number of Shares
represented by American
Depositary Shares
theretofore held by such
Owner and (b) the number of
Shares constituting the
dividend or free distribu-
tion with respect to such
Shares.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the Depositary
will sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds, all in the manner
and subject to the
conditions set forth in the
Deposit Agreement.

In the event that the
Depositary determines that
any distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax which the
Depositary is obligated to
withhold, the Depositary may
dispose of all or a portion
of such property (including
Shares and rights to
subscribe therefor) in such
amounts and in such manner
as the Depositary deems
necessary and practicable to
pay any such taxes, at
public or private sale, and
the Depositary shall
distribute the net proceeds
of any such sale after
deduction of such taxes to
the Owners of Receipts
entitled thereto.

15.  RIGHTS. 	In the event
that the Company shall offer
or cause to be offered to
the holders of any Deposited
Securities any rights to
subscribe for or acquire
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion as to the
procedure to be followed in
making such rights available
to any Owners or in
disposing of such rights on
behalf of any Owners and
making the net proceeds
available in Dollars to such
Owners; provided, however,
that the Depositary will not
make rights available to the
holders of deposited
Securities if so requested
by the Company and will, if
requested by the Company,
take action as follows: (i)
if at the time of the
offering of any rights the
Depositary determines in its
discretion that it is lawful
and feasible to make such
rights available to all
Owners or to certain Owners
but not to other Owners, by
means of warrants or
otherwise the Depositary
shall distribute, to any
Owner to whom it determines
the distribution to be
lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments
therefor in such form as it
deems appropriate, or employ
such other method as it may
deem feasible in order to
facilitate the exercise,
sale or transfer of rights
by such Owners; or, (ii) if
the Depositary determines in
its discretion that it is
not lawful and feasible to
make such rights available
to certain Owners, (but not
to other Owners) it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom
it has determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales for the account
of such Owners otherwise
entitled to such rights,
warrants or other instru-
ments, upon an averaged or
other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
Receipts, or otherwise.  The
Depositary shall not be
responsible for any failure
to determine that it may be
lawful or feasible or not
lawful or feasible to make
such rights available to
Owners in general or any
Owner or Owners in
particular.  If by the terms
of such rights offering or,
for any other reason, the
Depositary may not either
make such rights available
to any Owners or dispose of
such rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.

If an Owner of Receipts
requests the distribution of
warrants or other
instruments in order to
exercise the rights
allocable to the American
Depositary Shares of such
Owner hereunder, the
Depositary will make such
rights available to such
Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as
the Company has determined
in its sole discretion are
reasonably required under
applicable law.  Upon
instruction pursuant to such
warrants or other
instruments to the
Depositary from such Owner
to exercise such rights,
upon payment by such Owner
to the Depositary for the
account of such Owner of an
amount equal to the purchase
price of the Shares to be
received in exercise of the
rights, and upon payment of
the fees of the Depositary
as set forth in such war-
rants or other instruments,
the Depositary shall, on
behalf of such Owner,
exercise the rights and
purchase the Shares, and the
Company shall cause the
Shares so purchased to be
delivered to the Depositary
on behalf of such Owner.  As
agent for such Owner, the
Depositary will cause the
Shares so purchased to be
deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall,
pursuant to Section 2.03 of
the Deposit Agreement,
execute and deliver to such
Owner Restricted Receipts.

If and to the extent that
the filing or effectiveness
of a registration statement
under the Securities Act of
1933 of the securities to
which any rights relate is
required in order for the
Company to offer such rights
to Owners and sell the
securities represented by
such rights, the Depositary
will not offer such rights
to the Owners unless and
until such a registration
statement is filed or
effective, as the case may
be.

16.	RECORD DATES.  Whenever
any cash dividend or other
cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for
any reason the Depositary
causes a change in the
number of Shares that are
represented by each
Depositary Share or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary will fix a record
date for the determination
of the Owners of Receipts
who will be entitled to
receive such dividend,
distribution or rights, or
the net proceeds of the sale
thereof, or to give
instructions for the
exercise of voting rights at
any such meeting, or for
fixing the date on or after
which each Depositary Share
will represent the changed
number of Shares and shall
give notice of the record
date to the Company prior to
such date, subject to the
provisions of the Deposit
Agreement.

17.	VOTING OF DEPOSITED
SECURITIES.  Upon receipt of
notice of any meeting of
holders of Shares or other
Deposited Securities, unless
otherwise requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the
Depositary, which shall
contain (a) such information
as is contained in such
notice of meeting, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified
record date will be
entitled, subject to any
applicable provision of law
and of the Articles of
Association of the Company,
to instruct the Depositary
as to the exercise of the
voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner
in which such instructions
may be given (including an
express indication that
instructions may be given or
be deemed given in
accordance with the next to
last sentence of this
Article if no instruction is
received).  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the
date established by the
Depositary for such purpose,
the Depositary shall
endeavor in so far as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by
such Receipt in accordance
with the instructions set
forth in such request.  If
no instructions are received
by the Depositary from any
Owner with respect to any of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts on
or before the date
established by the
Depositary for such purpose,
the Depositary shall deem
such Owner to have
instructed the Depositary to
give a discretionary proxy
to a person designated by
the Company with respect to
such Deposited Securities
and the Depositary shall
give a discretionary proxy
to a person designated by
the Company to vote such
Deposited Securities.  Until
further written notification
by the Company to the
Depositary, the Company
hereby designates the
Chairman of the Company to
receive the discretionary
proxies.

18.	CHANGES AFFECTING
DEPOSITED SECURITIES.  In
circumstances where the
provisions of Section 4.03
of the Deposit Agreement do
not apply, upon any change
in nominal value, change in
par value, splitup,
consolidation, or any other
reclassification of
Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party,
any securities which shall
be received by the
Depositary or a Custodian in
exchange for or in
conversion of or in respect
of Deposited Securities
shall be treated as new
Deposited Securities under
the Deposit Agreement, and
American Depositary Shares
shall thenceforth represent
the new Deposited Securities
so received in exchange or
conversion, unless
additional Receipts are
delivered pursuant to the
following sentence.  In any
such case the Depositary
may, and shall if the
Company shall so request,
execute and deliver
additional Receipts as in
the case of a dividend on
the Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new
Deposited Securities.

19.	LIABILITY OF THE COMPANY
AND DEPOSITARY.  Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or Affiliates shall incur
any liability to any Owner
or holder of any Receipt, if
by reason of any provision
of any present or future law
or regulation of the United
States or any country, or of
any other governmental or
regulatory authority
(including without
limitation, any stock
exchange) in the United
States, the United Kingdom
or elsewhere, or by reason
of any provision, present or
future, of the Articles of
Association or similar
constituent document of the
Company, or by reason of any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof, or by
reason of any act of God or
war or terrorism or other
circumstances beyond its
control, the Depositary or
the Company shall be
prevented, delayed or
forbidden from doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be
done or performed, or by
reason of any exercise of,
or failure to exercise, any
discretion provided for in
the Deposit Agreement, or
for the inability of any
Owner or holder to benefit
from any distribution,
offering, right or other
benefit which is made
available to holders of
Deposited Securities but is
not, under the terms of the
Deposit Agreement, made
available to Owners or
holders, or for any special,
consequential or punitive
damages for any breach of
the terms of the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.01,
4.02, or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
agreement, or for any other
reason, such distribution or
offering may not be made
available to Owners of
Receipts, and the Depositary
may  not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall
not make such distribution
or offering, and shall allow
any rights, if applicable,
to lapse.  Neither the
Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to any owner or
holder of any receipt, other
than that they agree to
perform such duties as are
specifically set forth in
the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to
the validity or worth of the
Deposited Securities.
Neither the Depositary nor
the Company shall be under
any obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts,
which in its opinion may
involve it in expense or
liability, unless indemnity
satisfactory to it against
all expense and liability be
furnished as often as may be
required, and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to
the Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in
good faith to be competent
to give such advice or
information.  The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities, or
for the manner in which any
such vote is cast or the
effect of any such vote,
provided that any such
action or nonaction is in
good faith.  The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether
in connection with a
previous act or omission of
the Depositary or in
connection with a matter
arising wholly after the
removal or resignation of
the Depositary, provided
that in connection with the
issue out of which potential
liability arises the
Depositary exercised its
best judgment and good faith
while it acted as
Depositary.  The Depositary
may own and deal in any
class of securities of the
Company and its Affiliates
and in Receipts.  The
Company agrees to indemnify
the Depositary, its
directors, employees, agents
and Affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(subject, as to certain
expenses, to Section 5.09 of
the Deposit Agreement) which
may arise out of (a) any
registration with the
Commission of American
Depositary Shares or
Deposited Securities or the
offer or sale thereof in the
United States or (b) acts
performed or omitted, in ac-
cordance with the provisions
of the Deposit Agreement and
of the Receipts, as the same
may be amended, modified, or
supplemented from time to
time, (i) by either the
Depositary or a Custodian,
except for any liability or
expense arising out of the
negligence or bad faith of
either of them, or (ii) by
the Company or any of its
agents.  No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

20.	RESIGNATION AND REMOVAL
OF THE DEPOSITARY; APPOINT-
MENT OF SUCCESSOR CUSTODIAN.
 The Depositary may at any
time resign as Depositary
under the Deposit Agreement
by written notice of its
election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time
be removed by the Company by
written notice of such
removal effective upon the
appointment of a successor
depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.
Whenever the Depositary in
its discretion determines
that it is in the best
interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

21.	AMENDMENT.  The form of
the Receipts and any provi-
sions of the Deposit
Agreement may at any time
and from time to time be
amended by written agreement
between the Company and the
Depositary in any respect
which they may deem
necessary or desirable.  Any
amendment which shall impose
or increase any fees or
charges (other than the fees
of the Depositary for the
execution and delivery of
Receipts and taxes and other
governmental charges), or
which shall otherwise
prejudice any substantial
then existing right of
Owners of Receipts, shall,
however, not become
effective as to outstanding
Receipts until the
expiration of three months
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so
becomes effective shall be
deemed, by continuing to
hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no
event shall any amendment
impair the right of the
Owner of any Receipt to sur-
render such Receipt and
receive therefor the
Deposited Securities
represented thereby, except
in order to comply with
mandatory provisions of
applicable law.

22.	TERMINATION OF DEPOSIT
AGREEMENT.  The Depositary
will at any time at the
direction of the Company
terminate the Deposit
Agreement by mailing notice
of such termination to the
Owners of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement if at any
time 60 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of
its election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  If any Receipts
shall remain outstanding
after the date of
termination, the Depositary
thereafter shall discontinue
the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners
thereof, and shall not give
any further notices or
perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in
the Deposit Agreement, and
shall continue to deliver
Deposited Securities,
together with any dividends
or other distributions
received with respect
thereto and the net proceeds
of the sale of any rights or
other property, in exchange
for Receipts surrendered to
the Depositary.  At any time
after the expiration of one
year from the date of
termination, the Depositary
may sell the Deposited
Securities evidenced by
Receipts which have not
theretofore been surrendered
and may thereafter hold
uninvested the net proceeds
of any such sale, together
with any other cash then
held by it thereunder,
without liability for
interest, for the pro rata
benefit of the Owners of
Receipts.  After making such
sale, the Depositary shall
be discharged from all
obligations under the
Deposit Agreement, except to
account for such net
proceeds and other cash.
Upon the termination of the
Deposit Agreement, the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary with respect to
indemnification, charges,
and expenses.

23.  COMPLIANCE WITH U.S.
SECURITIES LAWS. Notwith-
standing any provisions in
this Receipt or the Deposit
Agreement to the contrary,
the Company and the
Depositary have each agreed
that it will not exercise
any rights it has under the
Deposit Agreement or the
Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would not
comply with Section I A(1)
of the General Instructions
to the Form F6 Registration
Statement, as amended from
time to time, under the
Securities Act of 1933.

24.UNCERTIFICATED AMERICAN
AMERICAN DEPOSITARY SHARES;
DTC DIRECT REGISTRATION
SYSTEM. Notwithstanding
anything to the contrary in
the Deposit Agreement:
(a)American Depositary
Shares may be certificated
securities evidenced by
Receipts or uncertificated
securities. American
Depositary Shares shall be
uncertificated securities
except (i) American
Depositary Shares evidenced
by Receipts that were
outstanding prior to the
date of this Deposit
Agreement until those
Receipts are surrendered for
any purpose, (ii) for so
long as DTC requires,
American Depositary Shares
registered in the name of a
nominee of DTC and (iii)
that at any time, American
Depositary Shares that the
Depositary or the Company
determines should be
legended because of
applicable restrictions on
transfer may be certificated
securities evidenced by
Receipts that are
substantially in the form
set forth in this Receipt,
with appropriate insertions,
modifications or omissions,
as hereinafter provided. The
form of Receipt annexed as
Exhibit A to the Deposit
Agreement summarizes the
terms and conditions of, and
will be the prospectus
required under the
Securities Act of 1933 for,
both certificated and
uncertificated American
Depositary Shares.  Except
for those provisions of the
Deposit Agreement that by
their nature do not apply to
uncertificated American
Depositary Shares, all the
provisions of the Deposit
Agreement shall apply,
mutatis mutandis, to both
certificated and
uncertificated American
Depositary Shares.
(b)(i)The term deliver, or
its noun form, when used
with respect to Receipts,
shall mean (A) bookentry
transfer of American
Depositary Shares to an
account at The Depository
Trust Company, or its
successor (DTC), designated
by the person entitled to
such delivery, evidencing
American Depositary Shares
registered in the name
requested by that person,
(B) registration of American
Depositary Shares not
evidenced by a Receipt on
the books of the Depositary
in the name requested by the
person entitled to such
delivery and  mailing to
that person of a statement
confirming that registration
or (C) if requested by the
person entitled to such
delivery, delivery at the
Corporate Trust Office of
the Depositary to the person
entitled to such delivery of
one or more Receipts.
(ii)The term surrender, when
used with respect to
Receipts, shall mean (A) one
or more bookentry transfers
of American Depositary
Shares to the DTC account of
the Depositary, (B) delivery
to the Depositary at its
Corporate Trust Office of an
instruction to surrender
American Depositary Shares
not evidenced by a Receipt
or (C) surrender to the
Depositary at its Corporate
Trust Office of one or more
Receipts evidencing American
Depositary Shares.
(c)American Depositary
Shares not evidenced by
Receipts shall be
transferable as
uncertificated registered
securities under the laws of
New York.
(d)The Depositary shall have
a duty to register a
transfer, in the case of
uncertificated American
Depositary Shares, upon
receipt from the Owner of a
proper instruction
(including, for the
avoidance of doubt,
instructions through DRS and
Profile as provided in
subsection (f) below).  The
Depositary, upon surrender
of a Receipt for the purpose
of exchanging it for
uncertificated American
Depositary Shares, shall
cancel that Receipt and send
the Owner a statement
confirming that the Owner is
the owner of the same number
of uncertificated American
Depositary Shares that the
surrendered Receipt
evidenced. The Depositary,
upon receipt of a proper
instruction (including, for
the avoidance of doubt,
instructions through DRS and
Profile as provided in
subsection (f) below) from
the Owner of uncertificated
American Depositary Shares
for the purpose of
exchanging them for
certificated American
Depositary Shares, shall
execute and deliver to the
Owner a Receipt evidencing
the same number of
certificated American
Depositary Shares.
(e)Upon satisfaction of the
conditions for replacement
of a Receipt that is
mutilated, lost, destroyed
or stolen, the Depositary
shall deliver to the Owner
the American Depositary
Shares evidenced by that
Receipt in uncertificated
form unless otherwise
requested by the Owner.
(f)(i)  The parties
acknowledge that the Direct
Registration System (DRS)
and Profile Modification
System (Profile) shall apply
to uncertificated American
Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant
to which the Depositary may
register the ownership of
uncertificated American
Depositary Shares, which
ownership shall be evidenced
by periodic statements
issued by the Depositary to
the Owners entitled thereto.
 Profile is a required
feature of DRS which allows
a DTC participant, claiming
to act on behalf of an Owner
of American Depositary
Shares, to direct the
Depositary to register a
transfer of those American
Depositary Shares to DTC or
its nominee and to deliver
those American Depositary
Shares to the DTC account of
that DTC participant without
receipt by the Depositary of
prior authorization from the
Owner to register such
transfer.
(ii)  In connection with and
in accordance with the
arrangements and procedures
relating to DRS/Profile, the
parties understand that the
Depositary will not verify,
determine or otherwise
ascertain that the DTC
participant which is
claiming to be acting on
behalf of an Owner in
requesting a registration of
transfer and delivery as
described in subsection (i)
above has the actual
authority to act on behalf
of the Owner
(notwithstanding any
requirements under the
Uniform Commercial Code).
For the avoidance of doubt,
the provisions of Sections
5.03 and 5.08 of the Deposit
Agreement shall apply to the
matters arising from the use
of the DRS.  The parties
agree that the Depositarys
reliance on and compliance
with instructions received
by the Depositary through
the DRS/Profile System and
in accordance with the
Deposit Agreement shall not
constitute negligence or bad
faith on the part of the
Depositary.

25.SUBMISSION TO
JURISDICTION; JURY TRIAL
WAIVER.  Except as
prohibited by the laws of
England and Wales or the
Articles of the Company, in
the Deposit Agreement, the
Company has (i) appointed
Corporation Service Company
(CSC), 80 State Street, 6th
Floor, Albany, New York
122072543, as the Companys
authorized agent upon which
process may be served in any
suit or proceeding arising
out of or relating to the
Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or this Agreement,
(ii) consented and submitted
to the jurisdiction of any
state or federal court in
the Borough of Manhattan,
the City of New York, in
which any such suit or
proceeding may be
instituted, and (iii) agreed
that service of process upon
said authorized agent shall
be deemed in every respect
effective service of process
upon the Company in any such
suit or proceeding.
EACH PARTY TO THE DEPOSIT
AGREEMENT (INCLUDING, FOR
AVOIDANCE OF DOUBT, EACH
OWNER AND HOLDER) THEREBY
IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY
APPLICABLE LAW, ANY RIGHT IT
MAY HAVE TO A TRIAL BY JURY
IN ANY SUIT, ACTION OR
PROCEEDING AGAINST THE
COMPANY AND/OR THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT OF OR
RELATING TO THE SHARES OR
OTHER DEPOSITED SECURITIES,
THE AMERICAN DEPOSITARY
SHARES OR THE RECEIPTS, THE
DEPOSIT AGREEMENT OR ANY
TRANSACTION CONTEMPLATED
HEREIN OR THEREIN, OR THE
BREACH HEREOF OR THEREOF,
INCLUDING WITHOUT LIMITATION
ANY QUESTION REGARDING
EXISTENCE, VALIDITY OR
TERMINATION (WHETHER BASED
ON CONTRACT, TORT OR ANY
OTHER THEORY).





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